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ALLMERICA  S  E  L  E  C  T   FIRST ALLMERICA FINANCIAL  440 Lincoln Street         ALLMERICA SELECT LIFE PLUS
          A HIGHER STANDARD   LIFE INSURANCE COMPANY     Worcester, MA 01653        VARIABLE LIFE APPLICATION

--------------------------------------------------------------------------------------------------------------

1 INSURED  THE PERSON UPON WHOSE LIFE THIS INSURANCE
           COVERAGE IS PROPOSED.

   ---------------------------------------------------------
     First Name                  Middle                Last

   ---------------------------------------------------------
     Street Address                    Years at this Address

   ---------------------------------------------------------
     City                      State                     Zip
      (      )
   ---------------------------------------------------------
     Daytime Telephone Number

   M/_______D/_______Y/_______              ________________
       Date of Birth                         State of Birth


   ___________-__________-_________________   M / /    F / /
   Social Security Number                          Sex

   _________________________________________________________
     Driver's License Number                     State

2 PAYMENT  THE MONETARY CONTRIBUTION TO THE POLICY.

  CHECK ONE:
  / / I have enclosed a check for my initial payment of $_________ ($100 minimum) and have received a CONDITIONAL INSURANCE
       AGREEMENT. (Please make check payable to First Allmerica
       Financial Life Insurance Company)

       My initial payment will be transferred from another insurance company. Approximate amount $________________________
       Name of transferring company___________________________
       My Transfer of Assets form is attached. Yes / /
       My present contract has a loan that I wish to carry over to the new contract Yes / / No / /
       Loan carry over amount $ ____________.

  2a  I WANT TO MAKE FUTURE PAYMENTS OF $___________:
      / / Annually     / / Semi-Annually      / / Quarterly      / / Monthly
      (I have included a voided check and Bank Drafting Form.)
      / / Non-bill

  2b PAYMENT REMINDER NOTICES WILL BE SENT TO THE POLICYOWNER UNLESS SPECIFIED OTHERWISE HERE:

      _______________________________________________________
      Name

      _______________________________________________________
      Street Address

      _______________________________________________________
      City                   State                    Zip

3 POLICYOWNER  THE PERSON OR ENTITY EXERCISING THE POLICY'S
               CONTRACTUAL RIGHTS.

  THE POLICYOWNER WILL BE THE INSURED UNLESS SPECIFIED HERE:

     ________________________________________________________
     Name

     ________________________________________________________
     Street Address

     ________________________________________________________
     City                         State                Zip

     Social Security or Tax I.D. Number _____________________

     Trust Date M/ ______D/_______Y/ _______ (if Trust owned)

4 ALLOCATION  HOW I WANT MY PAYMENTS ALLOCATED.

  Complete Section 4a. Future payments will be allocated according to this selection unless changed by me.

  4a  / / ALLOCATE MY PAYMENT AS FOLLOWS: Use whole percentages
      YOUR TOTAL ALLOCATION MUST EQUAL 100%.
  [INTERNATIONAL
  _____  % Deutsche VIT EAFE Equity Index
  _____  % Janus Aspen International Growth
  _____  % Pioneer Emerging Markets
  _____  % Select Emerging Markets
  _____  % Select International Equity
  _____  % T. Rowe Price International Stock
  AGGRESSIVE GROWTH
  _____ % AIM Aggressive Growth
  _____ % Deutsche VIT Small Cap Index
  _____ % Franklin Small Cap Fund
  _____ % Fidelity VIP III Mid Cap
  _____ % INVESCO VIF Dynamics
  _____ % INVESCO VIF Health Sciences
  _____ % Janus Aspen Aggressive Growth
  _____ % Pioneer Real Estate Growth
  _____ % Scudder Technology Growth
  _____ % Select Aggressive Growth
  _____ % Select Capital Appreciation
  _____ % Select Value Opportunity
  GROWTH
  _____ % AIM V.I. Blue Chip Fund
  _____ % AIM V.I. Value Fund
  _____ % Alliance Premier Growth
  _____ % Allmerica Core Equity
  _____ % Fidelity VIP Growth
  _____ % Janus Aspen Growth
  _____ % Pioneer Fund
  _____ % Select Strategic Growth
  _____ % Select Growth
  _____ % SVS Dreman Financial Services
  GROWTH & INCOME
  _____ % Alliance Growth & Income
  _____ % Allmerica Equity Index
  _____ % Fidelity VIP II Contrafund
  _____ % Fidelity Equity Income
  _____ % Fidelity VIP III Growth & Income
  _____ % Janus Aspen Growth & Income
  _____ % Mutual Shares Securities Fund
  _____ % Select Growth & Income
  HIGH INCOME
  _____ % Pioneer High Yield
  _____ % Fidelity High Income
  INCOME
  _____ % Allmerica Government Bond
  _____ % Select Investment Grade Income
  _____ % Select Strategic Income
  CAPITAL PRESERVATION
  _____ % Allmerica Money Market
  _____ % Fixed Account]
   100  % TOTAL

       Deductions of all charges will be made pro rata according to the value of each account and the Fixed Account unless otherwise specified in the "Remarks" section of the application.

11060NY  SPLUS (9/01)
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4b AUTOMATIC ACCOUNT REBALANCING

 / / I elect Automatic Account Rebalancing among the variable accounts to the allocation specified in Section 4a of the main application.
     / /   Month      / / Quarterly     / / Semi-Annually      / / Annually

4c DOLLAR COST AVERAGING

  Select one account from which to transfer money. Be sure you have money allocated to this account in Section 4a.
  Transfer $_____________________ ($100 minimum)

  EVERY:    / / Month       / / Quarter       / / 6 Months       / / 12 Months

  FROM:     / / Fixed Account         / / Allmerica Money Market Fund

      THIS ACCOUNT CANNOT BE SELECTED IN THE ALLOCATION BELOW.
  TO:
  [INTERNATIONAL
  _____ % Deutsche VIT EAFE Equity Index
  _____ % Janus Aspen International Growth
  _____ % Pioneer Emerging Markets
  _____ % Select Emerging Markets
  _____ % Select International Equity
  _____ % T. Rowe Price International Stock
  AGGRESSIVE GROWTH
  _____ % AIM Aggressive Growth
  _____ % Deutsche VIT Small Cap Index
  _____ % Franklin Small Cap Fund
  _____ % Fidelity VIP III Mid Cap
  _____ % INVESCO VIF Dynamics
  _____ % INVESCO VIF Health Sciences
  _____ % Janus Aspen Aggressive Growth
  _____ % Pioneer Real Estate Growth
  _____ % Scudder Technology Growth
  _____ % Select Aggressive Growth
  _____ % Select Capital Appreciation
  _____ % Select Value Opportunity
  GROWTH
  _____ % AIM V.I. Blue Chip Fund
  _____ % AIM V.I. Value Fund
  _____ % Alliance Premier Growth
  _____ % Allmerica Core Equity
  _____ % Fidelity VIP Growth
  _____ % Janus Aspen Growth
  _____ % Pioneer Fund
  _____ % Select Strategic Growth
  _____ % Select Growth
  _____ % SVS Dreman Financial Services
  GROWTH & INCOME
  _____ % Alliance Growth & Income
  _____ % Allmerica Equity Index
  _____ % Fidelity VIP II Contrafund
  _____ % Fidelity Equity Income
  _____ % Fidelity VIP III Growth & Income
  _____ % Janus Aspen Growth & Income
  _____ % Mutual Shares Securities Fund
  _____ % Select Growth & Income
    HIGH INCOME
  _____ % Pioneer High Yield
  _____ % Fidelity High Income
  INCOME
  _____ % Allmerica Government Bond
  _____ % Select Investment Grade Income
  _____ % Select Strategic Income
  CAPITAL PRESERVATION
  _____ % Allmerica Money Market]
   100  % TOTAL

5 INSURANCE

  5a I WANT $_______________ IN LIFE INSURANCE COVERAGE.

  5b I WANT INSURANCE COVERAGE TO BE: (Choose one)
     / / Option 1 Level - Insurance coverage remains constant.
     / / Option 2 Adjustable - Insurance coverage changes with
         the value of your policy
     / / Option 3 Level - Cash Value Accumulation Test

  5c I WANT THE FOLLOWING ADDITIONAL INSURANCE BENEFITS:
     / / Total Disability Rider
     / / Other Insured Term Insurance  Rider (Complete
         Supplementary Application)
     / / Term Rider and Amount $_____________________

6 BENEFICIARY

The Primary Beneficiary is the person or entity who will receive the policy proceeds. The Contingent Beneficiary is the person or entity who will receive the policy proceeds should the Primary Beneficiary not survive the insured.

   ________________________________________________________________
   Name of Primary Beneficiary              Relationship to Insured

   ________________________________________________________________
   Name of Contingent Beneficiary           Relationship to Insured

   If the beneficiary is a trust, please specify trust date.

   M/_______ D/_______ Y/_______

      / / 10-day Common Disaster Clause*
      / / ______ -day Common Disaster Clause*

      * A Common Disaster Clause requires that the beneficiary survive the insured for a specified length of time before becoming entitled to the policy proceeds. This assures that the contingent beneficiary will receive the policy proceeds rather than the estate of the primary beneficiary.

7 REPLACEMENT OF OTHER CONTRACTS

   WILL THE PROPOSED POLICY REPLACE ANY EXISTING ANNUITY OR LIFE INSURANCE CONTRACT?
   / /  Yes            / / No
   If yes, list company name and policy number.

   ________________________________________________________________

   ________________________________________________________________

   Total life insurance in force $_______________.

11060NY  SPLUS (9/01)
                                                                        / / PAGE 2

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8  INFORMATION ABOUT THE INSURED

8a I HAVE HAD AN ILLNESS OR INJURY DURING THE PAST SIX MONTHS THAT HAS PREVENTED ME FROM WORKING FIVE CONSECUTIVE DAYS.
      / /    Yes        / / No       If yes, please explain:

      ______________________________________________________________

      ______________________________________________________________

      You may continue on a separate sheet of paper, if necessary.

8b    PLEASE PROVIDE THE NAME OF LAST PHYSICIAN CONSULTED, DATE
      AND REASON FOR CONSULTATION.

      ______________________________________________________________

      ______________________________________________________________

8c    DURING THE PAST THREE YEARS I HAD A MOTOR VEHICLE LICENSE
      SUSPENDED OR REVOKED OR WAS CONVICTED OF EITHER DRIVING
      WHILE INTOXICATED OR OF MORE THAN ONE MOVING VIOLATION.

      / / Yes        / / No       If yes, please explain:

      ______________________________________________________________

      ______________________________________________________________

      You may continue on a separate sheet of paper, if necessary.

8d    DURING THE PAST THREE YEARS I HAVE PARTICIPATED IN OR I
      INTEND TO PARTICIPATE IN:

         / / Scuba diving         / / Skydiving         / / Motor racing
         / / Hang gliding or similar flying activity

8e DURING THE PAST THREE YEARS I HAVE FLOWN AS OR I INTEND TO FLY AS A TRAINEE, PILOT OR CREW MEMBER.

      / / Yes            / / No

8f    DURING THE PAST YEAR, I HAVE SMOKED ONE OR MORE CIGARETTES.

      / / Yes            / / No

8g    I CURRENTLY USE:

      / / Cigars         / / Pipe         / / Chewing tobacco
      / / Other tobacco product
          (Please specify)______________________________

8h I WILL BE TRAVELING OUTSIDE OF THE UNITED STATES OR CANADA IN THE NEXT SIX MONTHS:

      / / Yes     / / No, If yes, please indicate country:

      ______________________________________________________________

8i    CURRENT EMPLOYMENT.

      Name of Employer______________________________________________
      Occupation and Responsibilities ______________________________
      ______________________________________________________________

8j    INCOME.

      My annual earned income is                $__________________
      My annual unearned income is              $__________________
      My net worth is                           $__________________

8k    TOTAL AMOUNT OF LIFE INSURANCE IN FORCE ON THE PROPOSED
      INSURED:

      ______________________________________________________________

8l    TOTAL AMOUNT OF LIFE INSURANCE IN FORCE ON THE LIFE OF THE
      APPLICANT IF THE PROPOSED INSURED IS A MINOR:

      ______________________________________________________________

9 REMARKS

      ______________________________________________________________

      ______________________________________________________________

      ______________________________________________________________

ACKNOWLEDGMENTS AND SIGNATURES

I acknowledge receipt of current Prospectuses describing the Allmerica Select Life Plus policy I am applying for, and the underlying Funds.

I UNDERSTAND THAT ANY DEATH BENEFITS IN EXCESS OF THE FACE AMOUNT, THE POLICY VALUE ALLOCATED TO THE VARIABLE ACCOUNT, AND/OR THE DURATION OF COVERAGE FOR THE FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY APPLIED FOR, MAY INCREASE OR DECREASE TO REFLECT THE INVESTMENT EXPERIENCE OF THE SUB-ACCOUNTS AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. THE POLICY VALUE ALLOCATED TO THE FIXED ACCOUNT WILL ACCUMULATE INTEREST AT A RATE SET BY THE COMPANY WHICH SHALL NOT BE LESS THAN THE MINIMUM GUARANTEED RATE OF 4% ANNUALLY. THERE IS NO GUARANTEED MINIMUM POLICY VALUE. THE POLICY VALUE MAY DECREASE TO THE POINT WHERE THE POLICY WILL LAPSE AND PROVIDE NO FURTHER DEATH BENEFITS WITHOUT ADDITIONAL PREMIUM PAYMENTS. UPON REQUEST, THE COMPANY WILL PROVIDE AN ILLUSTRATION OF BENEFITS, INCLUDING DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES IN A FORM SATISFACTORY TO THE NEW YORK SUPERINTENDENT OF INSURANCE.

It is agreed that:(1) The application consists of this application form, the medical questionnaire and the supplemental application to apply for insurance on family members, if it applies, and this application will be attached to and made part of the policy; (2) The representations are true and complete to the best of my knowledge and belief; (3) No liability exists and the insurance applied for will not take effect until the policy is delivered and the premium is paid during the lifetime of the proposed insured(s) and then only if the proposed insured(s) has (have) not consulted or been treated by any physician or practitioner of any healing art nor had any tests listed in the application since its completion; but, if the premium is paid prior to delivery of the policy and a CONDITIONAL INSURANCE AGREEMENT is delivered by the representative, insurance will be effective subject to terms of the CONDITIONAL INSURANCE AGREEMENT; and (4) No registered representative or broker is authorized to amend, alter, or modify the terms of this agreement.

______________________________________________________________
Signature of Insured                               Date

______________________________________________________________
Signature of Second Insured or Spouse (if OIR)

______________________________________________________________
Signature of Owners (if other than Insured)        Date

______________________________________________________________
Signed at City                           State

______________________________________________________________
Official Title/Capacity

11060NY  SPLUS (9/01)
                                                                        / / PAGE 3

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FOR REGISTERED REPRESENTATIVE USE ONLY

   Does the policy applied for replace an existing annuity or life insurance policy?

   / / Yes     / / No

   If yes, attach replacement forms as required.

   As Registered Representative, I certify witnessing the signature of the applicant and that the information in this application has been accurately recorded, to the best of my knowledge and belief.

   Based on the information furnished by the Owner or Insured in this application, I certify that I have reasonable grounds for believing the purchase of the policy applied for is suitable for the Owner. I further certify that the
   Prospectuses were delivered and that no written sales materials other than those furnished or approved by the Company were used.

   ___________________________________________________________________________________________________________
   Signature of Registered Representative                                                 Date

   ___________________________________________________________________________________________________________
   Print Name of Registered Representative                                            TR Code/Reg Rep #

   _(_________)___________________________________________________________________________(____)__________________
   Telephone                                                                              FAX

   ___________________________________________________________________________________________________________
   Name of Broker/Dealer                                                                  Branch #

   ___________________________________________________________________________________________________________
   Branch Office Street Address

   ___________________________________________________________________________________________________________
   City                                                                             State             Zip

FOR HOME OFFICE USE ONLY


   ___________________________________________________________________________________________________________

   ___________________________________________________________________________________________________________







11060NY  SPLUS (9/01)
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ALLMERICA  S  E  L  E  C  T   FIRST ALLMERICA FINANCIAL  440 Lincoln Street      SUPPLEMENTARY APPLICATION FOR OTHER
           A HIGHER STANDARD  LIFE INSURANCE COMPANY     Worcester, MA  01653    INSURED RIDER (OIR) OR SECOND INSURED

----------------------------------------------------------------------------------------------------------------------

1 SECOND INSURED/OIR

   Submit separate application for each OIR
   / / OIR Amount Requested ___________        / / Second Insured

   _____________________________________________________________________________
   First Name                     Middle                                   Last

   _____________________________________________________________________________
   Street Address                                   Years at this Residence

   _____________________________________________________________________________
   City                                      State                        Zip

   ___(_______)_________________________________________________________________
   Daytime Telephone Number

   M/_______D/_______Y/_______              _______________________
      Date of Birth                            State of Birth

   _____-_____-__________                 M / /       F / /
   Social Security Number                       Sex

   _____________________________________________________________________________
   Relationship to Primary Insured

   _____________________________________________________________________________
   Driver's License Number                                              State
   / / I choose the Life Exchange Option Rider (for Survivorship contracts only)

2 BENEFICIARY

The other insured rider beneficiary shall be the owner, if living, otherwise the owner's estate. The owner may name another as beneficiary (attach Nomination of Beneficiary and Request, if applicable). The right is reserved to the owner to change the beneficiary without the beneficiary's consent, unless this right is released by a subsequent instrument.

If applicable, beneficiary of Second Insured is indicated in Part 6 of Allmerica Variable Life Application.

3 INFORMATION ABOUT THE INSURED(S)

  3a   I HAVE HAD AN ILLNESS OR INJURY DURING THE PAST SIX MONTHS
       THAT HAS PREVENTED ME FROM WORKING FIVE CONSECUTIVE DAYS.

       / / Yes       / / No   If yes, please explain:

       _____________________________________________________________________________

       _____________________________________________________________________________
       You may continue on a separate sheet of paper, if necessary.

  3b   PLEASE PROVIDE THE NAME OF LAST PHYSICIAN CONSULTED AND
       DATE AND REASON FOR CONSULTATION.

       _____________________________________________________________________________

       _____________________________________________________________________________

  3c   WILL THE PROPOSED INSURANCE REPLACE OR CHANGE ANY
       EXISTING ANNUITY OR LIFE INSURANCE CONTRACT? / / Yes / / No If yes, list company name and policy number.

       _____________________________________________________________________________
       TOTAL LIFE INSURANCE IN FORCE $_______________   .


  3d   DURING THE LAST 3 YEARS I HAVE HAD A MOTOR VEHICLE
       LICENSE SUSPENDED OR REVOKED OR BEEN CONVICTED OF
       DRIVING WHILE INTOXICATED OR BEEN CONVICTED OF MORE
       THAN ONE MOVING VIOLATION?     / / Yes     / / No

  3e   DURING THE LAST 3 YEARS I HAVE PARTICIPATED IN OR INTEND
       TO PARTICIPATE IN

             / / Scuba diving      / / Parachuting       / / Motor racing
             / / Hang gliding or similar flying activities

  3f   DURING THE LAST 3 YEARS I HAVE FLOWN OR INTEND TO FLY AS A
       TRAINEE, PILOT OR CREWMEMBER?      / / Yes     / / No

  3g   HAS THE PERSON LISTED IN ITEM 1 SMOKED ONE
       OR MORE CIGARETTES IN THE LAST 12 MONTHS?      / / Yes     / / No

  3h   THE PERSON LISTED IN ITEM 1 CURRENTLY USES:
       / / cigars      / / pipe         / / chewing tobacco
       / / other tobacco product

  3i    I INTEND TO TRAVEL OUTSIDE OF THE UNITED STATES AND
        CANADA IN THE NEXT 6 MONTHS?        / / Yes     / / No
        Please indicate country_____________________________________________________

  3j    CURRENT EMPLOYMENT.

        Name of Employer ___________________________________________________________

        Occupation and Responsibilities_____________________________________________

       _____________________________________________________________________________

  3k   INCOME.

        My annual earned income is                                $_________________

        My annual unearned income is                              $_________________

        My net worth is                                           $_________________

ACKNOWLEDGEMENTS AND SIGNATURES

IT IS UNDERSTOOD AND AGREED: (1) That the representations above recorded are true and complete to the best of my knowledge and belief; (2) If Other Insured Rider no liability exists and the insurance applied for will not take effect until this rider is delivered and the first premium paid during the lifetime of the proposed insured(s) and then only if the proposed insured(s) has (have) not consulted or been treated by any physician or practitioner of any healing art nor had any special tests since the date of this application; but, if the premium is paid prior to delivery of the rider and a CONDITIONAL INSURANCE AGREEMENT is delivered by the registered representative, insurance shall be effective subject to the terms of the CONDITIONAL INSURANCE AGREEMENT; (3) No registered represen- tative or broker is authorized to amend, alter, or modify the terms of this agreement.



____________________________________________________________________________________
  Signature of OIR or Second Insured

11144NY (9/01)
                                                                            PAGE 1

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ACKNOWLEDGEMENTS AND SIGNATURES   (CONT.)

This application is made at the request of the undersigned who hereby agrees to be bound by each statement, representation and agreement herein and further agrees that any contract of insurance issued in connection with this application shall be issued on the condition that each statement, representation and agreement shall be binding upon the owner(s) to the same extent and degree as if made by the owner(s).

____________________________________________________________________________________
Full signature of insured under the basic policy

____________________________________________________________________________________
Full signature(s) of owner(s)  (other than insured)

____________________________________________________________________________________
Official title/capacity  (cannot be insured)

____________________________________________________________________________________
Signed at City             State                          Date


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